FIFTH AMENDMENT AGREEMENT

This FIFTH AMENDMENT AGREEMENT (this “Amendment”) is made as of the 11th day of May, 2010 among:

(a) CORE MOLDING TECHNOLOGIES, INC., a Delaware corporation (“Core Molding”);

(b) CORECOMPOSITES DE MEXICO, S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable organized under the laws of Mexico (“Core Mexico” and, together with Core Molding, collectively, “Borrowers” and, individually, each a “Borrower”);

(c) the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(d) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”).

WHEREAS, Borrowers, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of December 9, 2008, that provides, among other things, for loans and letters of credit aggregating Thirty-Four Million Eleven Thousand Fifty-Six and 15/100 Dollars ($34,011,056.15), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers, Agent and the Lenders agree as follows:

1. Addition to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Applicable Margin” and “Commitment Period” therefrom and to insert in place thereof, respectively, the following:

“Applicable Margin” means (a) two hundred seventy-five (275.00) basis points for Eurodollar Loans, (b) two hundred seventy-five (275.00) basis points for Daily LIBOR Loans, and (c) one hundred fifty (150.00) basis points for Base Rate Loans.

“Commitment Period” means (a) with respect to the Revolving Credit Commitment, the period from the Closing Date to April 30, 2012, (b) with respect to the Capex Draw Commitment, the period from the Closing Date to the Capex Conversion Date, (c) with respect to the Mexican Loan Commitment, the period from the Closing Date to the Mexican Line Conversion Date, and (d) with respect to the IDRB Letter of Credit Commitment, the period from the Closing Date to April 17, 2014, or, in the case of each (a), (b), (c) and (d), such earlier date on which the Commitment shall have been terminated pursuant to Article VIII hereof.

2. Closing Deliveries. Concurrently with the execution of this Amendment, Borrowers shall:

(a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgement and Agreement; and

(b) pay all legal fees and expenses of Agent in connection with this Amendment.

3. Representations and Warranties. Borrowers hereby represent and warrant to Agent and the Lenders that (a) Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrowers are not aware of any claim or offset against, or defense or counterclaim to, Borrowers’ obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrowers in every respect, enforceable in accordance with its terms.

4. Waiver and Release. Borrowers, by signing below, hereby waive and release Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrowers are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5. References to Credit Agreement and Ratification. Each reference that is made in the Credit Agreement or any other Related Writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

6. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

7. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

8. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

9. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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11527629.2

JURY TRIAL WAIVER. BORROWERS, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT’S OR ANY LENDER’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWERS, AGENT AND THE LENDERS.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment in Columbus, Ohio as of the date first set forth above.

CORE MOLDING TECHNOLOGIES, INC. By: /s/ Herman F. Dick, Jr. Name: Herman F. Dick, Jr. Title: V.P., Secretary, Treasurer & CFO
CORECOMPOSITES DE MEXICO, S. DE R.L. DE C.V. By: /s/ Herman F. Dick, Jr. Name: Herman F. Dick, Jr. Title: Attorney in Fact
KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender By: /s/ Roger D. Campbell Name: Roger D. Campbell Title: SVP

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Fifth Amendment Agreement dated as of May 11, 2010. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF AGENT AND LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWER, AGENT AND LENDERS.

CORE COMPOSITES CINCINNATI, LLC By: /s/ Herman F. Dick, Jr. Name: Herman F. Dick, Jr. Title: V.P., Secretary, Treasurer & CFO	CORE COMPOSITES CORPORATION By: /s/ Herman F. Dick, Jr. Name: Herman F. Dick, Jr. Title: V.P., Secretary, Treasurer & CFO
CORE AUTOMOTIVE TECHNOLOGIES, LLC By: Core Molding Technologies, Inc., Its sole member By: /s/ Herman F. Dick, Jr. Name: Herman F. Dick, Jr. Title: V.P., Secretary, Treasurer & CFO